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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated April 14, 2000, included in the Annual Report on Form 10-K of StemCells, Inc. (formerly CytoTherapeutics, Inc.) for the year ended December 31, 1999, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.

                                        /s/ Ernst & Young LLP

Providence, Rhode Island
December 1, 2000